UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2008

Semiannual Report to Shareholders

DWS Europe Equity Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2008

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 1.29%, 2.19%, 2.14% and 0.87% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B shares and the 3-year, 5-year and 10-year periods for Class C shares and the 5-year and 10-year periods for Class A shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on March 19, 2001 are derived from the historical performance of Class S shares of DWS Europe Equity Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/08
DWS Europe Equity Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-14.08%	-8.65%	14.58%	17.55%	5.04%
Class B	-14.50%	-9.45%	13.48%	16.49%	4.15%
Class C	-14.44%	-9.42%	13.59%	16.57%	4.19%
MSCI Europe Index+	-9.16%	-1.63%	17.57%	20.93%	6.84%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 4/30/08
DWS Europe Equity Fund	6-Month‡	1-Year	3-Year	Life of Class*
Institutional Class	-13.90%	-8.25%	15.00%	11.93%
MSCI Europe Index+	-9.16%	-1.63%	17.57%	16.09%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class commenced operations on March 14, 2005. Index returns began on March 31, 2005.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/08	$ 33.81	$ 33.40	$ 33.43	$ 34.28
10/31/07	$ 43.38	$ 42.71	$ 42.75	$ 44.04
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .80	$ .45	$ .47	$ .98
Capital Gain Distributions	$ 2.85	$ 2.85	$ 2.85	$ 2.85
Class A Lipper Rankings — European Region Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	88	of	104	84
3-Year	72	of	94	76
5-Year	65	of	85	76

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Europe Equity Fund — Class A [] MSCI Europe Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/08
DWS Europe Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,610	$14,178	$21,154	$15,404
	Average annual total return	-13.90%	12.34%	16.17%	4.42%
Class B	Growth of $10,000	$8,806	$14,415	$21,350	$15,012
	Average annual total return	-11.94%	12.96%	16.38%	4.15%
Class C	Growth of $10,000	$9,058	$14,654	$21,522	$15,082
	Average annual total return	-9.42%	13.59%	16.57%	4.19%
MSCI Europe Index+	Growth of $10,000	$9,837	$16,251	$25,866	$19,387
	Average annual total return	-1.63%	17.57%	20.93%	6.84%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of April 30, 2008, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS DWS Europe Equity Fund — Institutional Class [] MSCI Europe Index+

Comparative Results as of 4/30/08
DWS Europe Equity Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$917,500	$1,520,800	$1,424,100
	Average annual total return	-8.25%	15.00%	11.93%
MSCI Europe Index+	Growth of $1,000,000	$983,700	$1,625,100	$1,584,000
	Average annual total return	-1.63%	17.57%	16.09%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class commenced operations on March 14, 2005. Index returns began on March 31, 2005.
+ The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of April 30, 2008, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 1.08% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days which has the effect of lowering total return.

Returns and rankings during the 3-year, 5-year and 10-year periods for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/08
DWS Europe Equity Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-14.00%	-8.47%	14.79%	17.77%	5.28%
MSCI Europe Index+	-9.16%	-1.63%	17.57%	20.93%	6.84%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/08	$ 33.88
10/31/07	$ 43.52
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .89
Capital Gain Distributions	$ 2.85
Class S Lipper Rankings — European Region Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	87	of	104	83
3-Year	69	of	94	73
5-Year	62	of	85	73
10-Year	33	of	38	85

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Europe Equity Fund — Class S [] MSCI Europe Index+

Yearly periods ended April 30
Comparative Results as of 4/30/08
DWS Europe Equity Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,153	$15,126	$22,652	$16,727
	Average annual total return	-8.47%	14.79%	17.77%	5.28%
MSCI Europe Index+	Growth of $10,000	$9,837	$16,251	$25,866	$19,387
	Average annual total return	-1.63%	17.57%	20.93%	6.84%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of April 30, 2008, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2007 to April 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 859.20	$ 855.00	$ 855.60	$ 860.00	$ 861.00
Expenses Paid per $1,000*	$ 6.10	$ 10.56	$ 10.06	$ 5.18	$ 4.16
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 1,018.30	$ 1,013.48	$ 1,014.02	$ 1,019.29	$ 1,020.39
Expenses Paid per $1,000*	$ 6.62	$ 11.46	$ 10.92	$ 5.62	$ 4.52
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Europe Equity Fund	1.32%	2.29%	2.18%	1.12%	0.90%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses market conditions and DWS Europe Equity Fund's investment strategy during the six-month period ended April 30, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the European markets perform during the six-month period?

A: European equities delivered a negative absolute return for the period, reflecting a backdrop characterized by a deepening of the global credit crisis, continued asset writedowns by global financial institutions, and concerns about a potential recession in the US economy. The resulting rise in investors' risk aversion, particularly in the first half of the reporting period, resulted in a -9.16% return for the fund's benchmark, the Morgan Stanley Capital International (MSCI®) Europe Index. Market sentiment improved somewhat in the February through April interval, which was partially a result of the aggressive actions taken by the US Federal Reserve Board (the Fed) to maintain stability and liquidity in the markets. Still, this was not enough to offset the losses incurred in the first half of the period.

	1-year	3-year	5-year	10-year
MSCI Europe Index	-1.63%	17.57%	20.93%	6.84%
MSCI World Index	-2.47%	12.36%	15.18%	5.02%
S&P 500 Index	-4.68%	8.23%	10.62%	3.89%

Performance is historical and no guarantee of future results.

Despite its poor absolute return, Europe outperformed both the United States, as measured by the -9.64% return of the Standard & Poor's 500® (S&P 500) Index, and the broader world markets, as gauged by the -9.37% return of the Morgan Stanley Capital International (MSCI®) World Index.1 (Returns are for the six- month period ending April 30, 2008.) Europe has also outperformed over longer-term time periods, as illustrated in the table on the previous page. Naturally, past performance is no guarantee of future results.

1 The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged free- float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of April 30, 2008, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East.
MSCI indices are calculated using local closing market prices and translate into US dollars using the London close foreign exchange rates.
The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

A key factor in the recent outperformance of European equities has been the strength of the euro. Since we generally buy shares in the local markets, an increase in the value of the euro increases the value of our euro-denominated investments. And during the past six months, the euro rose approximately 8% against the US dollar. While this was offset to some extent by the declining value of the British pound, the net effect was positive for US investors.

Q: How did the fund perform?

A: The total return of the fund's Class A shares for the six months ended April 30, 2008 was -14.08%. The fund lagged both the -9.16% return of the benchmark and the -11.15% average return of the funds in its Lipper peer group, European Region Funds.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.)

2 The Lipper European Region Funds category comprises funds that concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the European region or in a single country within this region. Category returns assume reinvestment of dividends. It is not possible to invest into a Lipper category.

Q: What changes have you made to the fund since taking over in July 2007?

A: Since we assumed the management duties of the fund, we have been gradually shifting the portfolio based on our investment style. To review, we use a bottom-up, research-driven approach to identify quality growth companies. We invest across the full market cap range (large-, mid- and small-cap) in order to provide the largest possible universe of quality growth companies. We have almost finished shifting the portfolio so it will better reflect this approach, but the transition was still taking place as of the end of April. We believe this gradual approach to turning over the portfolio better enables us to take advantage of market volatility than would have been the case if we had enacted a wholesale change.

One result of this process is a reduction in the fund's weighting in the consumer sector, where it previously had a substantial weighting. We trimmed this position by about 300 basis points (three percentage points) in total, with about 200 basis points coming from the consumer discretionary sector and the other 100 from the consumer staples group.

The proceeds from these and other sales were distributed among new holdings in the financial, health care, materials and industrials sectors. In financials, for instance, we reduced what had been the fund's heavy weighting in UK-based banks, which were hit hard by the same housing and credit crisis that has weighed on the performance of financials in the United States. We used these sales to fund the purchase of faster-growing mid-cap companies such as Deutsche Boerse AG, which owns and operates securities exchanges; Allianz SE, a financial services and insurance company also based in Germany; and Piraeus Bank SA, a Greek company that is expanding its presence throughout the Balkans.

In health care, a notable new addition was Fresenius Medical Care AG & Co. KGaA. Based in Germany, Fresenius is a global leader in dialysis care — a treatment for which the patient population is rising. Stada Arzneimittel AG, one of the largest generic drug companies in Germany, is also a new name in the fund. Stada is benefiting from its increasing global footprint, the rising demand for generics, and the increased profit margins that have resulted from its decision to move production to the emerging markets.

The materials sector is also an area in which we have made some important changes. Previously, the fund was invested primarily in noncommodity materials stocks such as the specialty chemical company Rhodia SA and the packaging company Rexam PLC. As part of the process of shifting the portfolio, we reduced the fund's position in Rhodia and added Anglo American PLC, a UK-based mining company that is well diversified both geographically and operationally. Another notable purchase in materials was Wienerberger AG, the largest brick manufacturer in Austria. The weakness in the global housing and construction markets has weighed on Wienerberger's shares, but the company has only limited exposure to the US and UK markets. It does, however, have a growing presence in the fast-growing emerging markets — a key point that we felt was not reflected in its valuation. We are pleased that broader market volatility provided us with the opportunity to buy discounted shares in this fundamentally sound company.

Market fluctuations also afforded us with the opportunity to add new stocks in the industrials sector, including SGL Carbon AG, a German company that makes the graphite electrodes used in the manufacturing of steel. We also added the German small-cap Tognum AG. The company makes diesel engines used in ships and heavy equipment, both of which are being manufactured at a rapid rate to meet rising worldwide demand. A third addition of note was Serco Group PLC, a British firm that handles business process outsourcing for both corporate and government entities.

Q: What elements of the fund's positioning helped and hurt performance?

A: A strong contribution to performance came from the fund's overweight position in consumer staples.3 Since this sector is seen as being defensive — or, in other words, more likely to hold up well at a time of slower economic growth — it outperformed amid the tumultuous environment of the past six months. We took advantage of this outperformance by trimming the fund's weighting in the sector as the reporting period progressed. Our stock selection in consumer staples also added value, most notably through positions in Nestle SA and Swedish Match AB. Nestle, the largest global food company, gained ground on the strength of both improving revenue growth and the higher profit margins it has achieved through cost-cutting initiatives. Swedish Match, meanwhile, is the dominant smokeless tobacco company in Sweden. As such, it is the type of defensive stock that attracted investors during the past half year. Since the stock is the largest overweight position (relative to the benchmark) in the portfolio, its outperformance made a substantial contribution to the fund's return.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Health care was another area in which our stock picks outperformed. Fresenius and Stada, both new additions to the portfolio mentioned previously, were the fund's top two contributors in this sector.

Turning our attention to positions that detracted from performance, an underweight in the materials sector — and particularly in commodities-related stocks — meant that the fund did not participate in the rally in this group. We have since addressed this through the portfolio shifts discussed above. The poor performance of two holdings in the financial sector — UBS AG and ING Groep NV — also weighed on the fund's return, offsetting the benefit achieved from holding a below-benchmark weighting in this poor-performing area of the market. Both stocks remain in the fund, but at reduced weightings.

Q: Do you have any closing thoughts for investors?

A: While we are not finished with the process of transitioning the fund, we are comfortable with its current positioning. We have established a portfolio that we believe is well balanced between steady growers on one hand and faster-growing, more aggressive companies on the other. This provides both an element of defensiveness in case global economic growth continues to slow, as well as enough risk exposure to allow the fund to keep pace if stocks rally in the second half of the year. Most importantly, both segments of the portfolio are populated with the type of fundamentally sound, quality growth companies identified by our fundamental research efforts. We believe this approach is the most effective way to approach a market environment characterized by both risks and opportunities.

Portfolio Summary April 30, 2008

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	4/30/08	10/31/07

United Kingdom	33%	42%
Germany	12%	4%
Netherlands	11%	14%
France	9%	8%
Switzerland	7%	7%
Sweden	7%	9%
Italy	5%	7%
Austria	3%	1%
Spain	3%	—
Ireland	2%	2%
Finland	2%	3%
Norway	2%	1%
Greece	2%	—
Other	2%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	4/30/08	10/31/07

Financials	24%	26%
Consumer Staples	15%	16%
Industrials	11%	7%
Energy	10%	10%
Consumer Discretionary	9%	14%
Information Technology	9%	9%
Health Care	8%	6%
Telecommunication Services	7%	7%
Materials	4%	4%
Utilities	3%	1%
	100%	100%

Geographical and sector diversification are subjected to change.

Ten Largest Equity Holdings at April 30, 2008 (29.7% of Net Assets)	Country	Percent
1. Nestle SA A multinational company that markets a wide range of food products	Switzerland	4.2%
2. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	3.4%
3. Diageo PLC Produces, distills and markets alcoholic beverages	United Kingdom	3.3%
4. Vodafone Group PLC Provides a range of mobile telecommunications services	United Kingdom	3.1%
5. Swedish Match AB Produces and markets tobacco products	Sweden	3.0%
6. BP PLC Exporter and producer of oil and natural gas	United Kingdom	2.8%
7. Axa A global provider of insurance and related financial services products	France	2.6%
8. Kofax PLC Develops and markets products and services for electronic data and document capture	United Kingdom	2.6%
9. UniCredito Italiano SpA Provider of commercial banking services	Italy	2.5%
10. Tesco PLC The United Kingdom's largest food retailer	United Kingdom	2.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 98.0%
Austria 3.1%
Erste Bank der oesterreichischen Sparkassen AG	79,577	5,924,828
Wienerberger AG	153,890	8,892,484
(Cost $14,061,781)		14,817,312
Denmark 1.0%
A P Moller-Maersk AS "B" (Cost $3,800,732)	452	4,685,360
Finland 2.1%
Nokia Oyj (Cost $8,953,799)	335,600	10,102,101
France 8.4%
Axa (a)	338,757	12,556,627
France Telecom SA	229,027	7,193,090
Lafarge SA	32,749	5,913,126
Lagardere SCA (a)	35,574	2,558,958
PPR	60,101	7,856,113
Rhodia SA (Registered)*	63,692	1,324,672
Sperian Protection	25,053	3,180,890
(Cost $39,640,565)		40,583,476
Germany 11.4%
Adidas AG	48,800	3,110,980
Allianz SE (Registered)	36,700	7,464,553
Bayerische Motoren Werke (BMW) AG	133,141	7,302,533
Deutsche Boerse AG	37,200	5,440,746
E.ON AG (a)	31,200	6,345,387
Fresenius Medical Care AG & Co. KGaA	110,300	5,866,592
SAP AG	109,197	5,509,377
SGL Carbon AG*	50,100	3,408,312
Software AG (a)	44,426	2,936,505
Stada Arzneimittel AG	70,700	4,794,347
Tognum AG*	103,527	2,966,467
(Cost $54,668,716)		55,145,799
Greece 1.7%
Piraeus Bank SA (Cost $9,050,948)	238,700	8,129,024
Ireland 2.4%
Anglo Irish Bank Corp. PLC	623,482	8,684,269
Kingspan Group PLC (b)	203,703	2,357,555
Kingspan Group PLC (b)	43,072	501,341
(Cost $16,068,090)		11,543,165
Italy 5.2%
Assicurazioni Generali SpA	241,490	10,697,607
Prysmian SpA	114,759	2,715,847
UniCredito Italiano SpA (a)	1,583,500	11,946,325
(Cost $26,173,885)		25,359,779
Netherlands 10.7%
ING Groep NV (CVA)	129,700	4,937,546
Koninklijke (Royal) KPN NV	549,800	10,049,398
Koninklijke (Royal) Philips Electronics NV	136,200	5,114,086
QIAGEN NV* (a)	458,555	10,294,061
SBM Offshore NV	258,400	9,939,408
TNT NV	100,800	3,913,136
Wolters Kluwer NV	286,456	7,691,037
(Cost $45,796,463)		51,938,672
Norway 1.9%
Aker Solutions ASA	103,050	2,616,899
StatoilHydro ASA	181,900	6,553,330
(Cost $8,782,302)		9,170,229
Spain 2.8%
Iberdrola Renovables*	551,800	4,008,171
Iberdrola SA	350,398	5,125,616
Tecnicas Reunidas SA	61,381	4,653,102
(Cost $14,787,483)		13,786,889
Sweden 6.6%
Concordia Maritime AB "B" (a)	1,828,500	7,229,077
Eniro AB*	456,131	2,982,282
Svenska Handelsbanken AB"A"	268,800	7,461,183
Swedish Match AB	650,800	14,268,432
(Cost $32,740,561)		31,940,974
Switzerland 7.1%
Nestle SA (Registered)	42,441	20,332,080
Roche Holding AG (Genusschein)	51,438	8,565,425
UBS AG (Registered)*	155,244	5,219,413
(Cost $33,816,064)		34,116,918
United Arab Emirates 0.9%
Lamprell PLC (Cost $3,830,694)	479,046	4,299,355
United Kingdom 32.7%
Anglo American PLC	125,865	8,082,288
ARM Holdings PLC	2,783,103	5,530,392
BAE Systems PLC	520,961	4,803,239
BP PLC	1,105,768	13,421,366
Daily Mail & General Trust"A"	271,082	2,234,015
Diageo PLC	780,898	15,980,307
GlaxoSmithKline PLC	439,724	9,741,108
HBOS PLC	191,629	1,766,839
HSBC Holdings PLC (Registered)	954,972	16,642,082
John Wood Group PLC	592,060	5,014,049
Kofax PLC	2,821,914	12,302,439
Old Mutual PLC	1,992,210	5,025,191
Reed Elsevier PLC	350,784	4,429,860
Rexam PLC	461,372	4,075,433
Robert Wiseman Dairies PLC	788,226	7,851,809
Serco Group PLC	801,322	6,982,979
Tesco PLC	1,281,044	10,827,581
The Sage Group PLC	1,009,412	3,940,410
Vodafone Group PLC	4,795,822	15,168,798
WPP Group PLC	337,247	4,113,201
(Cost $163,354,900)		157,933,386
Total Common Stocks (Cost $475,526,983)		473,552,439

Rights 0.1%
Switzerland
UBS AG (Registered), Expiration Date 5/9/2008* (Cost $464,987)	155,244	262,198

Securities Lending Collateral 10.3%
Daily Assets Fund Institutional, 2.88% (c) (d) (Cost $49,562,732)	49,562,732	49,562,732

Cash Equivalents 1.0%
Cash Management QP Trust, 2.54% (c) (Cost $5,062,562)	5,062,562	5,062,562
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $530,617,264)+	109.4	528,439,931
Other Assets and Liabilities, Net	(9.4)	(45,226,452)
Net Assets	100.0	483,213,479
* Non-income producing security
+ The cost for federal income tax purposes was $532,166,200. At April 30, 2008, net unrealized depreciation for all securities based on tax cost was $3,726,269. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $33,849,711 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $37,575,980.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2008 amounted to $47,141,604 which is 9.8% of net assets.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) Affiliated fund managed by Deutsche Investment Management America Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $475,991,970) — including $47,141,604 of securities loaned	$ 473,814,637
Investment in Daily Assets Fund Institutional (cost $49,562,732)*	49,562,732
Investment in Cash Management QP Trust (cost $5,062,562)	5,062,562
Total investments, at value (cost $530,617,264)	528,439,931
Foreign currency, at value (cost $667,411)	664,203
Receivable for investments sold	774,781
Dividends receivable	3,359,858
Interest receivable	240,773
Receivable for Fund shares sold	35,782
Foreign taxes recoverable	276,310
Other assets	43,878
Total assets	533,835,516
Liabilities
Payable upon return of securities loaned	49,562,732
Payable for Fund shares redeemed	276,983
Accrued management fee	256,207
Other accrued expenses and payables	526,115
Total liabilities	50,622,037
Net assets, at value	$ 483,213,479
Net Assets Consist of:
Undistributed net investment income	3,275,717
Net unrealized appreciation (depreciation) on: Investments	(2,177,333)
Foreign currency	(2,022)
Accumulated net realized gain (loss)	(15,248,477)
Paid-in capital	497,365,594
Net assets, at value	$ 483,213,479
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($97,695,975 ÷ 2,889,565 shares of capital stock outstanding, $.01 par value, 50,000,000 of shares authorized)	$ 33.81
Maximum offering price per share (100 ÷ 94.25 of $33.81)	$ 35.87

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,821,736 ÷ 84,484 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 33.40

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,706,605 ÷ 170,704 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 33.43
Class S Net Asset Value, offering and redemption price(a) per share ($340,281,358 ÷ 10,043,097 shares of capital stock outstanding, $.01 par value, 100,000,000 of shares authorized)	$ 33.88

Institutional Class

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($36,707,805 ÷ 1,070,951 shares of capital stock outstanding, $.01 par value, 100,000,000 of shares authorized)
$ 34.28
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $609,465)	$ 7,584,522
Interest — Cash Management QP Trust	126,517
Interest	15,287
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	324,107
Total Income	8,050,433
Expenses: Management fee	1,651,172
Administration fee	254,154
Services to shareholders	577,754
Distribution and service fees	171,216
Custodian fee	102,858
Professional fees	65,320
Directors' fees and expenses	11,356
Reports to shareholders	82,600
Registration fees	30,293
Other	22,356
Total expenses before expense reductions	2,969,079
Expense reductions	(3,134)
Total expenses after expense reductions	2,965,945
Net investment income (loss)	5,084,488
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(13,781,367)
Foreign currency	(6,775)
(13,788,142)
Change in net unrealized appreciation (depreciation) on: Investments	(76,841,880)
Foreign currency	(21,344)
(76,863,224)
Net gain (loss)	(90,651,366)
Net increase (decrease) in net assets resulting from operations	$ (85,566,878)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
Operations: Net investment income (loss)	$ 5,084,488	$ 10,219,357
Net realized gain (loss)	(13,788,142)	99,096,583
Change in net unrealized appreciation (depreciation)	(76,863,224)	19,234,044
Net increase (decrease) in net assets resulting from operations	(85,566,878)	128,549,984
Distributions to shareholders from: Net investment income: Class A	(2,288,218)	(7,696,751)
Class B	(44,929)	(310,337)
Class C	(83,712)	(300,677)
Class S	(8,631,178)	(20,814,169)
Institutional Class	(1,002,379)	(1,458,213)
Net realized gains: Class A	(8,135,387)	—
Class B	(284,511)	—
Class C	(508,074)	—
Class S	(27,631,064)	—
Institutional Class	(2,907,073)	—
Total distributions	(51,516,525)	(30,580,147)
Fund share transactions: Proceeds from shares sold	9,878,621	53,389,093
Reinvestment of distributions	47,198,091	27,790,137
Cost of shares redeemed	(54,324,116)	(139,010,905)
Redemption fees	1,767	4,096
Net increase (decrease) in net assets from Fund share transactions	2,754,363	(57,827,579)
Increase (decrease) in net assets	(134,329,040)	40,142,258
Net assets at beginning of year	617,542,519	577,400,261
Net assets at end of period (including undistributed net investment income of $3,275,717 and $10,241,645, respectively)	$ 483,213,479	$ 617,542,519

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 43.38	$ 36.80	$ 28.44	$ 24.77	$ 21.16	$ 18.06
Income (loss) from investment operations: Net investment income (loss)[b]	.33	.62	.89[f]	.59[e]	.23	.18
Net realized and unrealized gain (loss)	(6.25)	7.93	8.25	3.47	3.61	2.99
Total from investment operations	(5.92)	8.55	9.14	4.06	3.84	3.17
Less distributions from: Net investment income	(.80)	(1.97)	(.78)	(.39)	(.23)	(.07)
Net realized gains on investment transactions	(2.85)	—	—	—	—	—
Total distributions	(3.65)	(1.97)	(.78)	(.39)	(.23)	(.07)
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 33.81	$ 43.38	$ 36.80	$ 28.44	$ 24.77	$ 21.16
Total Return (%)[c]	(14.08)**	24.16	32.78	16.49	18.21[d]	17.59[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	98	126	144	115	1	2
Ratio of expenses before expense reductions (%)	1.32*	1.29	1.37	1.41	1.66	1.65
Ratio of expenses after expense reductions (%)	1.32*	1.29	1.37	1.41	1.64	1.65
Ratio of net investment income (loss) (%)	1.85*	1.57	2.69[f]	2.16	.98	1.02
Portfolio turnover rate (%)	23**	105	203	168	104	71
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Net investment income per share includes nonrecurring dividend income amounting to $0.14 per share.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.48 per share and 1.45% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 42.71	$ 36.16	$ 27.94	$ 24.38	$ 20.84	$ 17.85
Income (loss) from investment operations: Net investment income (loss)[b]	.16	.28	.58[f]	.31[e]	.04	.05
Net realized and unrealized gain (loss)	(6.17)	7.82	8.10	3.43	3.54	2.94
Total from investment operations	(6.01)	8.10	8.68	3.74	3.58	2.99
Less distributions from: Net investment income	(.45)	(1.55)	(.46)	(.18)	(.04)	—
Net realized gains on investment transactions	(2.85)	—	—	—	—	—
Total distributions	(3.30)	(1.55)	(.46)	(.18)	(.04)	—
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 33.40	$ 42.71	$ 36.16	$ 27.94	$ 24.38	$ 20.84
Total Return (%)[c]	(14.50)d**	23.12	31.43	15.40[d]	17.20[d]	16.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	5	8	9.37		.24
Ratio of expenses before expense reductions (%)	2.33*	2.19	2.36	2.65	2.54	2.45
Ratio of expenses after expense reductions (%)	2.29*	2.19	2.36	2.46	2.49	2.45
Ratio of net investment income (loss) (%)	.88*	.67	1.70[f]	1.11	.13	.22
Portfolio turnover rate (%)	23**	105	203	168	104	71
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Net investment income per share includes nonrecurring dividend income amounting to $0.14 per share.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.48 per share and 1.45% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 42.75	$ 36.22	$ 27.99	$ 24.39	$ 20.84	$ 17.86
Income (loss) from investment operations: Net investment income (loss)[b]	.18	.30	.61[f]	.35[e]	.05	.04
Net realized and unrealized gain (loss)	(6.18)	7.82	8.12	3.44	3.54	2.94
Total from investment operations	(6.00)	8.12	8.73	3.79	3.59	2.98
Less distributions from: Net investment income	(.47)	(1.59)	(.50)	(.19)	(.04)	—
Net realized gains on investment transactions	(2.85)	—	—	—	—	—
Total distributions	(3.32)	(1.59)	(.50)	(.19)	(.04)	—
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 33.43	$ 42.75	$ 36.22	$ 27.99	$ 24.39	$ 20.84
Total Return (%)[c]	(14.44)**	23.13	31.60[d]	15.57[d]	17.25	16.69
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	8	7	6.74		.36
Ratio of expenses before expense reductions (%)	2.18*	2.14	2.26	2.35	2.45	2.45
Ratio of expenses after expense reductions (%)	2.18*	2.14	2.26	2.30	2.45	2.45
Ratio of net investment income (loss) (%)	.98*	.72	1.80[f]	1.27	.17	.22
Portfolio turnover rate (%)	23**	105	203	168	104	71
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Net investment income per share includes nonrecurring dividend income amounting to $0.14 per share.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.48 per share and 1.45% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 43.52	$ 36.89	$ 28.49	$ 24.82	$ 21.21	$ 18.11
Income (loss) from investment operations: Net investment income (loss)[b]	.36	.71	.94[e]	.63[d]	.27	.23
Net realized and unrealized gain (loss)	(6.26)	7.95	8.26	3.51	3.62	2.99
Total from investment operations	(5.90)	8.66	9.20	4.14	3.89	3.22
Less distributions from: Net investment income	(.89)	(2.03)	(.80)	(.47)	(.28)	(.12)
Net realized gains on investment transactions	(2.85)	—	—	—	—	—
Total distributions	(3.74)	(2.03)	(.80)	(.47)	(.28)	(.12)
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 33.88	$ 43.52	$ 36.89	$ 28.49	$ 24.82	$ 21.21
Total Return (%)	(14.00)**	24.44	32.95	16.77[c]	18.41[c]	17.87[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	340	430	385	328	347	369
Ratio of expenses before expense reductions (%)	1.12*	1.08	1.23	1.29	1.53	1.45
Ratio of expenses after expense reductions (%)	1.12*	1.08	1.23	1.28	1.46	1.45
Ratio of net investment income (loss) (%)	2.04*	1.78	2.83[e]	2.29	1.16	1.22
Portfolio turnover rate (%)	23**	105	203	168	104	71
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Net investment income per share includes nonrecurring dividend income amounting to $0.14 per share.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.48 per share and 1.45% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 44.04	$ 36.84	$ 28.50	$ 28.63
Income (loss) from investment operations: Net investment income (loss)	.40[c]	.79[c]	1.00[c,d]	.56
Net realized and unrealized gain (loss)	(6.33)	8.02	8.25	(.69)
Total from investment operations	(5.93)	8.81	9.25	(.13)
Less distributions from: Net investment income	(.98)	(1.61)	(.91)	—
Net realized gains on investment transactions	(2.85)	—	—	—
Total distributions	(3.83)	(1.61)	(.91)	(.13)
Redemption fees***	.00	.00	.00	.00
Net asset value, end of period	$ 34.28	$ 44.04	$ 36.84	$ 28.50
Total Return (%)	(13.90)**	24.71	33.23	(.45)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	49	34	13
Ratio of expenses (%)	.90*	.87	1.05	1.09*
Ratio of net investment income (loss) (%)	2.27*	1.99	3.01[d]	3.09*
Portfolio turnover rate (%)	23**	105	203	168
[a] For the six months ended April 30, 2008 (Unaudited).
[b] For the period from March 14, 2005 (commencement of operations of Institutional Class shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.48 per share and 1.45% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Europe Equity Fund (the "Fund") is a diversified series of the DWS International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $117,613,387 and $157,197,780, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rate:

First $250 million of the Fund's average daily net assets	.665%
Next $750 million of such net assets	.635%
Next $1.5 billion of such net assets	.615%
Next $2.5 billion of such net assets	.595%
Next $2.5 billion of such net assets	.565%
Next $2.5 billion of such net assets	.555%
Next $2.5 billion of such net assets	.545%
Over $12.5 billion of such net assets	.535%

Accordingly, for the six months ended April 30, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.65% of the Fund's average daily net assets.

For the period from November 1, 2007 through March 13, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.40%
Class B	2.46%
Class C	2.30%
Class S	1.18%
Institutional Class	1.11%

For Class B shares, effective March 14, 2008 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses at 2.27%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2008, the Advisor received an Administration Fee of $254,154, of which $39,430 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2008
Class A	$ 81,534	$ —	$ 38,799
Class B	7,319	636	3,490
Class C	8,718	—	4,130
Class S	246,239	—	116,807
Institutional Class	192	—	115
	$ 344,002	$ 636	$ 163,341

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2008
Class B	$ 12,968	$ 1,741
Class C	23,481	3,350
	$ 36,449	$ 5,091

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2008	Annualized Effective Rate
Class A	$ 122,878	$ 34,773.24%
Class B	4,248	1,199.25%
Class C	7,641	2,301.24%
	$ 134,767	$ 38,273

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2008 aggregated $2,117.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2008, the CDSC for Class B and Class C shares aggregated $2,459 and $284, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,216, of which $1,607 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended April 30, 2008, the Fund paid its allocated portion of the retirement benefit of $2,498 to the non-continuing Independent Board members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	106,338	$ 3,841,032	371,767	$ 14,529,141
Class B	3,246	117,483	33,467	1,301,716
Class C	9,965	351,040	51,670	2,028,657
Class S	148,147	5,189,216	574,178	22,669,304
Institutional Class	9,645	379,850	308,783	12,860,275
		$ 9,878,621		$ 53,389,093
Shares issued to shareholders in reinvestment of distributions
Class A	233,741	$ 8,304,875	171,774	$ 6,365,986
Class B	9,032	318,091	8,107	297,856
Class C	14,653	516,371	7,203	264,835
Class S	959,518	34,149,302	522,859	19,403,247
Institutional Class	108,686	3,909,452	38,895	1,458,213
		$ 47,198,091		$ 27,790,137
Shares redeemed
Class A	(355,490)	$ (12,494,908)	(1,540,145)	$ (58,683,450)
Class B	(40,879)	(1,444,921)	(153,305)	(5,858,572)
Class C	(38,282)	(1,327,172)	(64,141)	(2,520,331)
Class S	(935,225)	(32,676,216)	(1,669,850)	(66,225,312)
Institutional Class	(164,499)	(6,380,899)	(141,893)	(5,723,240)
		$ (54,324,116)		$ (139,010,905)
Redemption fees		$ 1,767		$ 4,096
Net increase (decrease)
Class A	(15,411)	$ (348,675)	(996,604)	$ (37,786,732)
Class B	(28,601)	(1,009,328)	(111,731)	(4,258,129)
Class C	(13,664)	(459,630)	(5,268)	(226,822)
Class S	172,440	6,663,593	(572,813)	(24,151,099)
Institutional Class	(46,168)	(2,091,597)	205,785	8,595,203
		$ 2,754,363		$ (57,827,579)

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SERAX	SERBX	SERCX	SCGEX	SERNX
CUSIP Number	23337R 601	23337R 700	23337R 809	23337R 874	23337R 866
Fund Number	477	677	777	2077	1477

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Europe Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Europe Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 2, 2008